Taxation	6 Months Ended
Jun. 30, 2018
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Taxation

5 TAXATION

The effective tax rate for the first half was 25.9% compared to 28.9% in 2017. The tax rate is calculated by dividing the tax charge by pre-tax profit excluding the contribution of joint ventures and associates.

Tax effects of components of other comprehensive income were as follows:

	First Half 2018			First Half 2017
€ million	Before tax	Tax (charge)/ credit	After tax	Before tax	Tax (charge)/ credit	After tax
Gains/(losses) on(a):
Equity instruments at fair value through other comprehensive income	(4)	–	(4)	–	–	–
Cash flow hedges	32	4	36	74	(11)	63
Other financial instruments	–	–	–	(11)	(1)	(12)
Remeasurements of defined benefit pension plans	206	(64)	142	751	(110)	641
Currency retranslation gains/(losses)	(768)	1	(767)	(723)	29	(694)

Other comprehensive income	(534)	(59)	(593)	91	(93)	(2)

(a)	Classification has changed following adoption of IFRS 9. See note 1 for further details.